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                                                                    EXHIBIT 10.1

                            INDEMNIFICATION AGREEMENT

         THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made as of __________, _____, between Sybari Software, Inc., a Delaware corporation (the "Company," which for the purposes of this Agreement shall include any Subsidiary, as defined herein), and the person named as Indemnitee on the signature page hereto (the "Indemnitee").

         WHEREAS, the Company desires to attract and retain highly qualified individuals, such as the Indemnitee, to serve the Company;

         WHEREAS, the Company desires to retain the Indemnitee to provide services to it;

         WHEREAS, the Company and the Indemnitee recognize the significant risk of personal liability for Agents (as defined herein) which arises from corporate litigation practices;

         WHEREAS, the Company and the Indemnitee further recognize that liability insurance for the Company's Agents, when available, is often available only at significant expense and provides for coverage of limited scope, and that competent and experienced persons are often unable or unwilling to serve as Agents unless they are protected by comprehensive liability insurance or indemnification;

         WHEREAS, the Indemnitee is willing to serve the Company, subject to certain conditions, including execution and delivery of this Agreement by the Company, in order to furnish the Indemnitee the indemnity provided for herein;

         WHEREAS, the Company's amended and restated Certificate of Incorporation, as in effect on the date hereof (the "Charter"), and its amended and restated By-Laws, as in effect on the date hereof (the "By-laws") do not prohibit or restrict contracts between the Company and its Agents with respect to indemnification of such Agents; and

         WHEREAS, in view of such considerations, the Company desires to provide, independent from the indemnification to which the Indemnitee is otherwise entitled by law and under the Charter and By-Laws, indemnification and the Expense Advances (as defined herein) to the Indemnitee, all as set forth in this Agreement and to the maximum extent permitted by law.

         NOW, THEREFORE, to induce the Indemnitee to serve the Company and in consideration of the mutual covenants and agreements set forth in this Agreement, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Indemnitee hereby agree as follows:

         1. Definitions. For the purposes of this Agreement,

                  (a) Agent. "Agent" means any person who (i) is or was a director, officer, employee, trustee or other agent or fiduciary of the Company;
(ii) is or was serving at the request, for the convenience, or to represent the interests of the Company or a Company employee benefit plan, its participants or its beneficiaries, as a director, officer, employee, trustee

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or other agent or fiduciary of another corporation, limited liability company, partnership, joint venture, trust or other entity (including, without limitation, any employee benefit plan); or (iii) was a director, officer, employee, trustee or other agent or fiduciary of a corporation, limited liability company, partnership, joint venture, trust or other entity which was a predecessor of the Company, or was a director, officer, employee, trustee or other agent or fiduciary of any other such entity at the request of such predecessor; it being agreed and understood that the use of the term "Agent" shall not be construed to alter the legal relationship between an Agent, as defined herein, and the Company.

                  (b) Change in Control. "Change in Control" means that, after the date of this Agreement, any of the following shall occur: (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding voting securities; (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (the "Board") cease to be a majority thereof (otherwise than through death, disability or retirement in accordance with the Company's normal retirement policies); (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, limited liability company, partnership, joint venture, trust or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such a merger or consolidation; or (iv) the stockholders of the Company approve a plan of complete or substantial liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets.

                  (c) Claim. "Claim" means any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation, whether conducted by the Company or any other party, which the Indemnitee believes in good faith might lead to the institution of any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation, whether civil, criminal, administrative, investigative or any other type whatsoever, with respect to an Indemnifiable Event.

                  (d) Company. "Company" means Sybari Software, Inc. and any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which Sybari Software, Inc. (or any of its wholly owned Subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, trustees or other agents or fiduciaries, so that if the Indemnitee is or was a director, officer, employee, trustee or other agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, trustee or other agent or fiduciary of another corporation, partnership, joint venture, employee

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benefit plan, trust or other enterprise, the Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as the Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

                  (e) Expense Advance. "Expense Advance" means a payment to the Indemnitee of Expenses in advance of the settlement of or final judgment on any Claim.

                  (f) Expenses. "Expenses" means all costs and liabilities of any type or nature whatsoever (including, without limitation, all attorneys' fees and related disbursements and other out-of-pocket costs, judgments, fines, penalties and amounts paid in settlements) paid or incurred by or imposed upon the Indemnitee in the investigation, defense, settlement or appeal of, or otherwise in connection with, a Claim (including, without limitation, being a witness) or in establishing or enforcing a right to indemnification under this Agreement, the Charter or By-Laws, Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") or otherwise, and any federal, state, local or foreign taxes imposed on the Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement.

                  (g) Indemnifiable Event. "Indemnifiable Event" means any event or occurrence related to the fact that the Indemnitee is or was a director, officer, employee, trustee or other agent or fiduciary of the Company, or any Subsidiary, or is or was serving at the request of the Company as a director, officer, employee, trustee or other agent or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of the Indemnitee while serving in such capacity.

                  (h) Independent Legal Counsel. "Independent Legal Counsel" means an attorney or firm of attorneys, selected in accordance with the provisions of Section 8(a) herein, whether or not in the event of a Change in Control.

                  (i) Potential Change in Control. "Potential Change in Control" means that after the date of this Agreement any of the following shall occur:
(i) any person or entity publicly announces an intention to take or to consider taking actions which, if consummated, might result in a Change in Control or
(ii) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  (j) Reviewing Party. "Reviewing Party" means the person or body appointed by the Board pursuant to Section 11(d) herein and in accordance with applicable law, which person or body shall be either members of the Board who are not interested in the particular Claim or Independent Legal Counsel; provided, however, that if there has been a Change in Control or Potential Change in Control, the Reviewing Party shall be Independent Legal Counsel.

                  (k) Subsidiary. "Subsidiary" means any corporation, limited liability company, partnership, joint venture, trust or other entity of which more than 50% of the outstanding voting securities are owned, directly or indirectly, by the Company, by the Company and one or more other Subsidiaries, or by one or more other Subsidiaries.

         2. Agreement to Serve. The Indemnitee agrees to serve or continue to serve the Company as an Agent, at its will (or under separate agreement if such agreement exists), in the

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capacity in which the Indemnitee serves or has been requested to serve by the
Company, so long as the Indemnitee is duly appointed or elected and qualified in accordance with the Charter and By-Laws, or until such time as the Indemnitee tenders the Indemnitee's resignation in writing, provided, however, that nothing contained in this Agreement is intended to create any right to continued service by the Indemnitee.

         3. Basic Indemnification. Subject to the terms of this Agreement:

                  (a) Claims Other than Derivative Claims in Favor of the Company. As to all Claims other than derivative Claims in favor of the Company, the Company shall indemnify the Indemnitee against all Expenses to the fullest extent permitted by applicable law.

                  (b) Derivative Claims for Judgment in Favor of the Company. As to all derivative Claims in favor of the Company, the Company shall indemnify the Indemnitee against all Expenses to the fullest extent permitted by applicable law; provided that, no indemnification shall be made as to such derivative Claim if the Indemnitee has been finally adjudged to be liable to the Company in connection with such Claim or any claim, issue or matter therein, unless and only to the extent that the Court of Chancery of Delaware or the court in which the Claim was brought shall determine that, despite the adjudication of liability but in view of all the facts and circumstances, the Indemnitee is fairly and reasonably entitled to indemnity for such Expenses which the Court of Chancery or such other court shall deem proper.

                  (c) Standard of Conduct Required for Entitlement to Basic Indemnification. The Indemnitee shall be entitled to indemnification under Sections 3(a) and (b) herein if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided that, in the case of any criminal action or proceeding, the Indemnitee had no reasonable cause to believe the Indemnitee's conduct was unlawful and, in the case of Section 3(b) hereof, subject further to the exclusion set forth therein. The termination of any Claim by judgment, order, settlement (whether with or without court approval), conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that (i) the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, (ii) the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful or (iii) a court determined that indemnification is not permitted by applicable law or pursuant to Section 3(b) herein. In addition, neither the failure of any Reviewing Party to have made a determination as to whether the Indemnitee has met the standard of conduct set forth in this Section 3(c) or had any particular belief, nor an actual determination by any Reviewing Party that the Indemnitee has not met such standard of conduct or did not have such belief, shall be a defense to the Indemnitee's right to indemnification or create a presumption that the Indemnitee did not meet any particular standard of conduct or did not have any particular belief. If the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interest of the participants and beneficiaries of an employee benefit plan, the Indemnitee shall be deemed to have acted in a manner in or not opposed to the best interests of the Company.

                  (d) Success on the Merits. To the extent that the Indemnitee has been successful on the merits or otherwise (including, without limitation, dismissal or withdrawal of a Claim

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with or without prejudice) in defense of any Claim or in defense of any claim, issue or matter therein, the Company shall indemnify the Indemnitee against Expenses in connection with such Claim to the fullest extent permitted by applicable law.

         4. Additional Indemnification Rights. The Company further agrees to indemnify the Indemnitee in connection with any Claim and to make Expense Advances to the Indemnitee, in each case to the fullest extent as may be provided for under the Charter, By-Laws or applicable law, vote of either the Company's stockholders or its disinterested directors, notwithstanding that any such indemnification or Expense Advance is not specifically authorized by the other provisions of this Agreement. It is the intent of the parties hereto that
(i) in the event of any change, after the date of this Agreement, in any applicable law, statute or rule which expands the right of a Delaware corporation to indemnify or make Expense Advances to an Agent to a greater degree than would be afforded currently under the Charter, By-Laws, pursuant to a vote of either the Company's stockholders or its disinterested directors, and this Agreement, the Indemnitee shall enjoy by virtue of this Agreement, the greater benefits afforded by such change; (ii) in the event of any change, after the date of this Agreement, in any applicable law, statute or rule which narrows the right of a Delaware corporation to indemnify or make Expense Advances to an Agent to a greater degree than would be afforded currently under the Charter, By-Laws or applicable law, pursuant to a vote of either the Company's stockholders or its disinterested directors and this Agreement, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder, except as set forth in Section 5(a) herein; and (iii) this Agreement be interpreted and enforced so as to provide indemnification and Expense Advances under such circumstances as set forth in this Agreement, if any, in which the providing of indemnification or Expense Advances would otherwise be discretionary. Notwithstanding the foregoing, no Expense Advance under this Agreement shall be made in violation of Section 402 of the Sarbanes-Oxley Act of 2002.

         5. Exclusions. Any other provision of this Agreement to the contrary notwithstanding, the Company shall not be obligated to indemnify or provide Expenses Advances to the Indemnitee:

                  (a) to the extent any such indemnification or Expense Advance would be prohibited under applicable law, statute or rule; or

                  (b) to the extent that the Indemnitee actually received from any other source (including an insurer) amounts otherwise payable hereunder;

                  (c) to the extent that Claims are initiated or brought voluntarily by the Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification under this Agreement or any other agreement or insurance policy or under the Charter or By-laws now or hereafter in effect relating to Claims for Indemnifiable Events, (ii) in specific cases, if the Board has approved the initiation or bringing of such Claim or (iii) as otherwise required under Section 145 of the DGCL, regardless of whether the Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be;

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                  (d) to the extent that any Expenses are incurred by the
Indemnitee with respect to any action instituted (i) by the Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or have lapsed) that each of the material assertions made by the Indemnitee as a basis for such action was not made in good faith or was frivolous or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or have lapsed) that each of the material defenses asserted by the Indemnitee in such action was made in bad faith or was frivolous;

                  (e) for Expenses and the payment of profits arising from the purchase and sale by the Indemnitee of securities in violation of Section 16(b) of the Act or any similar successor statute;

provided that, notwithstanding the foregoing provisions of this Section 5, the Indemnitee shall be entitled under Section 6 herein to receive Expense Advances with respect to any Claim unless and until a court having jurisdiction over such Claim shall have made a final determination (as to which all rights of appeal therefrom shall have been exhausted or lapsed) that the Indemnitee is prohibited from receiving indemnification with respect thereto.

         6. Expense Advances. Within ten (10) business days of receipt by the Company of an undertaking (the "Undertaking"), substantially in the form attached hereto as Exhibit 1, by or on behalf of the Indemnitee to repay the amount of any Expense Advance with respect to any Claim if and to the extent that it shall ultimately be determined that the Indemnitee is not entitled to indemnification for such amount, the Company shall make Expense Advances to the Indemnitee to the fullest extent permitted by applicable law. The Undertaking shall be unsecured and shall bear no interest.

         7. Non-Exclusivity; Continuation. The indemnification and Expense Advances pursuant to this Agreement shall not be deemed exclusive of any other rights to which the Indemnitee may be entitled under the Charter or By-Laws, pursuant to any vote of the Company's stockholders or its disinterested directors, or under any other agreement, any law or otherwise, both as to actions in the Indemnitee's official capacity and as to actions in another capacity while an Agent. All agreements and obligations of the Company contained in this Agreement shall continue as to the Indemnitee while the Indemnitee is an Agent and after the Indemnitee has ceased to be an Agent.

         8. Change in Control; Potential Change in Control.

                  (a) The Company agrees that if there is a Change in Control, then with respect to all matters concerning the rights of the Indemnitee to indemnification and Expense Advances under this Agreement, the Charter or By-Laws, pursuant to any vote of the Company's stockholders or its disinterested directors, under any other agreement, any law or otherwise, the Company shall seek legal advice only from Independent Legal Counsel. For all purposes of this Agreement, such Independent Legal Counsel shall be such person or firm selected by the Indemnitee and approved by the Company (which approval shall not be unreasonably withheld) which has not otherwise performed services for the Company or the Indemnitee within the prior three years (other than in connection with such matters). The Independent Legal Counsel shall,

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among other things, render its written opinion to the Company and the Indemnitee as to whether and to what extent the Indemnitee is permitted to be indemnified and receive Expense Advances. The Company agrees to pay the reasonable fees and expenses of the Independent Legal Counsel relating to its engagement pursuant to this Agreement.

                  (b) In the event of a Potential Change in Control, the Company may, in its sole discretion, create a trust for the benefit of the Indemnitee and from time to time fund such trust in such amounts as the Board may determine to satisfy Expenses reasonably anticipated or proposed to be incurred or paid from time to time in connection with any Claims. The terms of any trust established pursuant hereto shall provide that upon a Change in Control (i) the trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the trustee shall advance (solely to the extent of trust assets), within two business days of a request by the Indemnitee, all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the trust under the circumstances under which the Indemnitee would be required to reimburse the Company under Section 6 herein), (iii) the trustee shall promptly pay (solely to the extent of trust assets) to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise and (iv) all unexpended funds in such trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified or is not entitled to be indemnified under the terms of this Agreement as to all Claims. The trustee shall be a person or entity reasonably satisfactory to the Indemnitee. Nothing in this Section 8(b) shall relieve the Company of any of its obligations under any other provision of this Agreement.

         9. Partial Indemnification. If the Indemnitee is entitled under any provision of this Agreement or otherwise to indemnification or Expense Advances by the Company for a portion, but not all, of any Expenses incurred by the Indemnitee, the Company shall indemnify or provide Expense Advances to the Indemnitee, as the case may, be for the portion thereof to which the Indemnitee is entitled.

         10. Contribution. If indemnification is unavailable by reason of a court decision described in Section 11(e) herein based on grounds other than that set forth in Section 5(a) herein, then in respect of any Claim in which the Company is jointly liable with the Indemnitee (or would be if joined in such Claim), the Company shall contribute to the amount of the Indemnitee's Expenses in such proportion as is appropriate to reflect (i) the relative benefits received by the Company on the one hand, and by the Indemnitee on the other hand, from the transaction from which such Claim arose, and (ii) the relative fault of the Company on the one hand, and of the Indemnitee on the other hand, in connection with the events which resulted in such Expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand, and of the Indemnitee on the other hand, shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such Expenses. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or any other method of allocation which does not take account of the foregoing equitable considerations.

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         11. Procedures.

                  (a) Timing of Payments. All payments of Expenses (including, without limitation, Expense Advances) by the Company to the Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by law as soon as practicable after written demand by the Indemnitee therefor is presented to the Company, but in no event later than thirty (30) business days after such written demand by the Indemnitee is presented to the Company, except in the case of Expense Advances, which shall be made no later than ten (10) business days after such written demand by the Indemnitee is presented to the Company.

                  (b) Notice. Promptly after receipt by the Indemnitee of notice of the commencement, or the threat of commencement, of any Claim, the Indemnitee shall, if the Indemnitee believes that indemnification or Expense Advances with respect thereto may be sought from the Company by the Indemnitee pursuant to this Agreement, notify the Company of the commencement or threat of commencement thereof, which notice may, but need not, be substantially in the form attached hereto as Exhibit 2. Any failure of the Indemnitee to provide such notice to the Company shall not, however, relieve the Company of any liability which it may have to the Indemnitee unless and to the extent such failure materially prejudices the interests of the Company. If, at the time it receives such notice from the Indemnitee, the Company has directors' and officers' liability insurance in effect, the Company shall give prompt notice of the commencement, or the threat of commencement, of such Claim to the insurers in accordance with the procedures set forth in the respective applicable insurance policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such Claim in accordance with the terms of such policies; provided that no such payments by such insurers shall relieve the Company of any liability or obligation which it may have to the Indemnitee, except as and to the extent expressly provided under this Agreement.

                  (c) Assumption of Defense. If the Company shall be obligated to pay Expenses arising in connection with any Claim against the Indemnitee, the Indemnitee may in its sole discretion (but shall not be obligated to) allow the Company to assume the defense of such Claim, with counsel approved by the Indemnitee (whose approval shall not be unreasonably withheld), upon the delivery to the Company of notice of Indemnitee's election to so tender the defense of such Claim. After delivery of such notice, approval of such counsel by the Indemnitee and the retention of such counsel by the Company, the Company will not be liable to the Indemnitee under this Agreement for any fees and expenses of counsel subsequently incurred by the Indemnitee with respect to the same Claim; provided that in any such event (i) the Indemnitee shall have the right to employ the Indemnitee's own counsel in connection with any Claim at the Indemnitee's expense; (ii) if (A) the employment of counsel by the Indemnitee shall have been previously authorized by the Company, (B) the Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of such defense, or (C) the Company shall not, in fact, have employed counsel to assume the defense of such Claim, in each such case the fees and expenses of the Indemnitee's counsel shall be paid by the Company, it being agreed and understood that the Company shall only be required to pay the fees and expenses of one separate counsel (plus, if necessary, one local counsel); and (iii) the Company shall not settle any Claim in any manner which would

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impose any penalty, limitation or unindemnified Expense on the Indemnitee without the Indemnitee's consent.

                  (d) Determination of Entitlement to Indemnification. In the event of any demand by the Indemnitee for indemnification under this Agreement or otherwise, the Board shall promptly designate a Reviewing Party. The Reviewing Party shall determine that indemnification is proper if it finds that the Indemnitee has met the required standard of conduct set forth in Section 3(c) herein and that indemnification is not prohibited pursuant to Section 5 herein. If the Reviewing Party is more than one member of the Board, it shall act by a majority vote. If the Reviewing Party is Independent Legal Counsel, the determination of the Reviewing Party shall be rendered in the form of a written legal opinion. Subject to Sections 11(e) and 12 herein, any indemnification under Sections 3 and 4 herein (unless ordered by a court or pursuant to Section 3(d) herein) shall be made by the Company only as authorized in the specific case and upon the determination of the Reviewing Party that the Indemnitee is entitled to indemnification in the circumstances because the Indemnitee has met the standard of conduct set forth in Section 3(c) herein and that indemnification is not prohibited pursuant to Section 5 herein. The Indemnitee's demand for indemnification shall create a presumption that the Indemnitee is entitled to indemnification and the Reviewing Party shall have 30 days from the date of receipt of the Indemnitee's demand in which to render in writing and deliver to the Indemnitee its determination. If the Reviewing Party makes no timely determination, the Reviewing Party shall be deemed to have determined that the Indemnitee is entitled to the indemnification demanded. If the Reviewing Party determines, which determination shall be based upon clear and convincing evidence sufficient to rebut the aforesaid presumption of entitlement, that the Indemnitee is not entitled to indemnification, in whole or in part, in the circumstances because the Indemnitee has not met the standard of conduct set forth in Section 3(c) herein or because the indemnification is prohibited pursuant to Section 5 herein, the Indemnitee shall (i) be entitled to obtain a favorable determination or to appeal such negative determination in the manner provided in Sections 11(e) and 12 herein and (ii) not be required to reimburse the Company for any Expense Advances or Expenses theretofore paid to or on behalf of the Indemnitee until a final determination has been made with respect to the Indemnitee's legal entitlement to indemnification (as to which all rights of appeal therefrom shall have been exhausted or shall have lapsed).

                  (e) Indemnitee's Rights on Unfavorable Determination. Notwithstanding a determination by a Reviewing Party or any forum listed in
Section 12 herein that the Indemnitee is not entitled to indemnification with respect to a specific Claim, or any claim, issue or matter therein, the Indemnitee shall have the right to apply to the Court of Chancery of Delaware or any other court of competent jurisdiction for the purpose of determining and enforcing the Indemnitee's right to indemnification pursuant to this Agreement or otherwise, and the Company hereby consents to service of process and agrees to appear in any such proceeding. Such court shall find that the Indemnitee is entitled to indemnification unless the Company shall prove by clear and convincing evidence that (i) the Indemnitee did not meet the applicable standard of conduct required to entitle the Indemnitee to such indemnification or that indemnification is prohibited pursuant to Section 5 herein, and (ii) the requirements of Section 3(d) herein have not been met.

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         12. Appeal of a Reviewing Party's Determination of No Right to
Indemnification.

                  (a) The Indemnitee shall be entitled to select from the following alternatives a forum in which the validity of a Reviewing Party's determination that the Indemnitee is not entitled to indemnification will be heard, which forum shall determine that the Indemnitee is entitled to such indemnification unless such forum determines that there is clear and convincing evidence that (i) the Indemnitee did not meet the applicable standard of conduct required to entitle the Indemnitee to such indemnification or that indemnification is prohibited pursuant to Section 5 herein, and (ii) the requirements of Section 3(d) herein have not been met:

                           (A) those members of the Board who are disinterested parties with respect to the Claim, acting by a majority vote;

                           (B) Independent Legal Counsel, in the form of a written opinion; or

                           (C) those stockholders of the Company who are disinterested parties with respect to the Claim, acting by a majority vote.

                  (b) As soon as practicable, and in no event later than 30 days after notice of the Indemnitee's choice of forum pursuant to Section 12(a) herein, the Company shall, at its own expense, submit to the selected forum in such manner as the Indemnitee or the Indemnitee's counsel may reasonably request, the basis for the determination that the Indemnitee is not entitled to indemnification, and the Company shall act in good faith to assure the Indemnitee a complete opportunity to defend against and appeal such determination.

         13. Binding Effect; Successors and Assigns. This Agreement shall bind and inure to the benefit of the successors, heirs, personal and legal representatives and assigns of the parties hereto, including any direct or indirect successor by purchase, merger, consolidation or otherwise to all, substantially all or a substantial part of the business or assets of the Company. The Company shall require and cause any successor (whether direct or indirect, and whether by purchase, merger, consolidation or otherwise) to all, substantially all or a substantial part of the business or assets of the Company, by written agreement in form and substance satisfactory to the Indemnitee (acting reasonably), expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place.

         14. Expenses and Expense Advances to Enforce the Agreement. It is the intent of the Company that the Indemnitee shall not be required to incur any Expenses arising from any effort to enforce the Indemnitee's rights under this Agreement, because incurring such Expenses would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee, that the Company has failed to comply with any of its obligations under this Agreement or if the Company or any other person or entity (other than the Court of Chancery of Delaware or any other court of competent jurisdiction in a final determination, as which all rights of appeal therefrom shall have been exhausted or shall have lapsed) takes any action to declare this Agreement or any provision hereof void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny or recover from the Indemnitee the benefits intended to be provided to the

Indemnitee hereunder, the Company hereby irrevocably authorizes the Indemnitee from time to time to retain counsel of the Indemnitee's choice to represent the Indemnitee in connection with the enforcement of the Indemnitee's rights under this Agreement. If the Indemnitee is successful in whole or in part in enforcing the Indemnitee's rights under this Agreement, the Company shall pay and be solely responsible for any and all costs and liabilities (including, without limitation, all reasonable attorneys' fees and expenses incurred by the Indemnitee in connection therewith.

         15. Insurance; Other Indemnification.

                  (a) To the extent that the Company maintains an insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise for which such person serves at the request of the Company, Indemnitee shall be an insured under such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

                  (b) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, the Charter, the By-laws, contract, agreement or otherwise.

                  (c) The Company's obligation to indemnify or make an Expense Advance hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of expenses from such other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise.

         16. Notices. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) when delivered by hand or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the mailing date. Addresses for notice to either party shall be as shown on the signature page of this Agreement or as subsequently modified by the addressee by such written notice.

         17. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever,
(i) the validity, legality and enforceability of the remaining provisions of the Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, (ii) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable and (iii) to the fullest extent possible, any such provision held to be invalid, illegal or unenforceable shall be reformed so as to be valid, legal and enforceable and to give effect to the intent manifested by such provision.

         18. Modifications, Amendments, and Waivers. No modification or amendment of this Agreement, or waiver of any of the provisions hereof, shall be binding unless executed in writing by both of the parties hereto, in the case of a modification or amendment, or by the waiving party, in the case of a waiver. No waiver of any such provision shall be deemed to constitute a waiver of such provision on any other occasion or a waiver of any other provision.

         19. Consent to Jurisdiction. The Company and the Indemnitee each hereby irrevocably consent to the non-exclusive jurisdiction of any New York State Court or any United States federal court sitting in the Borough of Manhattan in the City of New York for any purpose in connection with any action or proceeding which arises out of or relates to this Agreement.

         20. Governing Law. This Agreement shall be construed in accordance with, and this Agreement and all matters arising out of or relating in any way whatsoever to this Agreement (whether in contract, tort or otherwise) shall be governed by, the law of the State of New York.

         21. Subrogation. In the event of payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who agrees, at the sole expense of the Company, to execute all papers reasonably required and to do all other acts and things that may be reasonably necessary on the part of the Indemnitee to secure such rights, including, without limitation, the execution of documents necessary to enable the Company to bring suit to enforce such rights.

         22. Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof; provided that, in the event the Indemnitee has entered into a separate agreement with respect to employment with the Company, the rights granted hereunder shall be in addition to the rights granted under any such employment agreement and in the event of any inconsistency between the terms of this Agreement and the terms of any such employment agreement with respect to the subject matter hereof, the terms hereof shall control.

         23. No Construction as Employment Agreement. In the case of any Indemnitee who is an employee of the Company, nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or affiliated entities.

         24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SYBARI SOFTWARE, INC.                    INDEMNITEE

By:_______________________________       _______________________________________

   Name:                                 Name:
   Title:
                                         Address:
   353 Larkfield Road
   East Northport, NY 11731

                                                                       Exhibit 1

                                   UNDERTAKING

         1. This Undertaking is submitted pursuant to the Indemnification Agreement dated as of_______________ between Sybari Software, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

         2. I am requesting certain Expense Advances in connection with a Claim.

         3. I hereby undertake to repay such Expense Advances if it shall ultimately be determined that I am not entitled to be indemnified by the Company therefor under the Agreement or otherwise.

         4. The Expense Advances are, in general, all related to (attach additional pages if necessary):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                       Signed:__________________________________

                                       Dated:___________________________________

                                                                       Exhibit 2

                      NOTICE AND DEMAND FOR INDEMNIFICATION

         1. This Notice and Demand for Indemnification is submitted pursuant to the Indemnification Agreement dated as of ___________________ between Sybari Software, Inc., a Delaware corporation (the "Company"), and the undersigned (the "Agreement"). Capitalized terms used but not defined herein shall have the respective meanings set forth in the Agreement.

         2. I am notifying the Company as to the following Claim (attach additional pages if necessary):

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         3. I am requesting indemnification and Expense Advances with respect to such Claim to the full extent provided for in the Agreement or to which I may otherwise be entitled.

                                       Signed:__________________________________

                                       Dated:___________________________________